AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                          AUDIOVOX COMMUNICATIONS CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

     We the undersigned, being, respectively, the President and Secretary, hereby certify as follows:

     The name of the corporation (the "Corporation") is Audiovox Communications Corp., formerly known as Audiovox Cellular Communications Corp.

     The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 26, 1995.

     A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 22, 1996 changing the name to Audiovox Communications Corp..

     In accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL"), this Amended and Restated Certificate of Incorporation (a) has been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation, (b) approved by the stockholders of the Corporation at a special meeting of stockholders, duly called and held upon notice in accordance with Section 222 of the DGCL, and (c) duly executed by an officer of the Corporation in accordance with Section 103 of the DGCL and, upon filing with the Secretary of State in accordance with Section 103, shall supersede the original Certificate of Incorporation, as amended, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Certificate of Incorporation of the Corporation.

     Pursuant to Section 103(d) of the DGCL, this Amended and Restated Certificate of

                                  Exhibit 99.9
                                        1

Incorporation shall become effective immediately upon filing.

     The text of the Certificate of Incorporation of the Corporation, as amended heretofore, is hereby amended and restated to read as stated on Exhibit A hereto.

     7. The restated certificate was authorized and adopted by the Board of Directors in accordance with Section 245(B) of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, we have hereunto signed our names and affirm that the statements made herein are true under the penalties of perjury, this 29th day of May, 2002.

                                       AUDIOVOX COMMUNICATIONS CORP.,
                                       a Delaware corporation

                                       By:    s/ Philip Christopher
                                              -------------------------------
                                              Philip Christopher, President

                                       By:    s/ Charles M. Stoehr
                                              -------------------------------
                                              Charles M. Stoehr, Secretary


                                  Exhibit 99.9
                                        2

                                    EXHIBIT A

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          AUDIOVOX COMMUNICATIONS CORP.

     FIRST: The name of the Corporation is Audiovox Communications Corp. (the "Corporation").

     SECOND: The address of the Corporation's registered office in the State of Delaware is 2 West Lockerman Street, in the City of Dover, County of Kent, 19904, and the name of its registered agent at such address is National Corporate Services, Inc.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares of stock the Corporation has authority to issue is sixteen hundred (1,600) shares, of which fifteen hundred (1,500) shall be Class A Common Stock, no par value per share (the "Class A Common Stock"), and one hundred (100) shall be Class B Common Stock, no par value per share (the "Class B Common Stock").

     The Class A Common Stock and the Class B Common Stock shall be identical in all respects and shall have equal rights and privileges, except as otherwise hereinafter provided.

     1. Election of Directors

(a) The Board of Directors of the Corporation shall consist of five (5) directors.

(b) With respect to the election of directors, holders of a majority-in-interest of Class A Common Stock voting as a separate class
     shall  be   entitled   to  elect   four  (4)   directors.   Holders   of  a
     majority-in-interest of Class B Common Stock voting as a separate class shall be entitled, subject to section 1(e) of this Article Fourth, to elect one (1) director. Directors elected by the holders of Class A Common Stock, voting as a separate class, shall be designated as "Class A Directors". Directors elected by the holders of Class B Common Stock, voting as a separate class, shall be designated as "Class B Directors". Directors elected by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class pursuant to section 1(e) of this Article Fourth, shall be designated as "Joint Directors".

(c) Holders of Class A Common Stock shall vote as a separate class on the removal, without cause, of any Class A Director. Holders of Class B Common Stock shall vote as a separate class on the removal, without cause, of any Class B Director. Holders of Class A Common Stock and Class B Common Stock shall vote together as a single class on the removal, with cause, of any Class A Director or Class B Director and on the removal, with or without cause, of any Joint Director.

                                  Exhibit 99.9
                                        3

(d) Any vacancy in the office of a Class A Director may be filled by a vote of the holders of Class A Common Stock voting as a separate class. Any vacancy in the office of a Class B Director shall be filled by a vote of the holders of Class B Common Stock voting as a separate class. Any vacancy in the office of a Joint Director shall be filled by a vote of holders of Class A Common Stock and Class B Common Stock, voting together as a single class.

(e)  Following  a Qualified  IPO, so long as the shares of Class B Common  Stock
     that  are  outstanding  or  then  issuable  upon  conversion   collectively
     constitute at least ten percent (10%) of the Corporation's Common Stock then issued and outstanding, the holders of Class B Common Stock shall continue to have the right voting as a separate class to elect one (1) Class B Director as provided in this section 1 of this Article Fourth; provided that the holders of Class B Common Stock shall not have such Class B Director election right if, notwithstanding the Corporation's good faith efforts to preserve such Class B Director election right, the managing underwriter for the Qualified IPO advises the Board of Directors of the Corporation in writing that the retention of the Class B Director election right following a Qualified IPO would harm the Corporation's prospects for achieving a Qualified IPO. In such case, the holders of the Class B Common Stock shall cease to have the right to elect one (1) Class B Director, and holders of Class A Common Stock and holders of Class B Common Stock voting together as a single class shall be entitled to elect all of the directors.

(f) Except as otherwise specifically stated in this Article Fourth, shares of Class A Common Stock may be issued by the Corporation from time to time as approved by the Board of Directors without the approval of the stockholders. No shares of Class B Common Stock may be issued by the Board of Directors without the prior approval of a majority-in-interest of the holders of Class B Common Stock, voting as a separate class.

(g) The holders of the Class A Common Stock and the holders of the Class B Common Stock shall be entitled to vote as separate classes only (i) when required by law to do so irrespective of the limitations placed herein on the voting rights of such stockholders, or (ii) where a separate class vote is required by specific provisions therefor in this Certificate of Incorporation.

(h) Notwithstanding anything in this section 1 of Article Fourth to the contrary, the holders of Class A Common Stock shall have exclusive voting power on all matters at any time when no Class B Common Stock is issued and outstanding, and the holders of Class B Common Stock shall have exclusive voting power on all matters at any time when no Class A Common Stock is issued and outstanding.

     2. Extraordinary Approval Items

     Notwithstanding any other provision contained in this Certificate of Incorporation, the Corporation shall not take or agree to take, and shall not permit any of its controlled Affiliates to take or agree to take, directly or indirectly, any of the following actions ("Extraordinary Approval Items") without the prior written approval of the holders of a majority- in-interest of the then outstanding shares of Class B Common Stock:

(a)          Amend or modify any of its Organizational Documents;

                                  Exhibit 99.9
                                        4

(b) Engage in any line of business that is outside the scope of the Corporation's business;

(c) Other than in the ordinary course of the Corporation's business, make any capital or other expenditures that, individually or together with all related expenditures, exceed twenty percent (20%) of the fair value of the total assets of the Corporation;

(d) Other than in the ordinary course of the Corporation's business, incur, guarantee or otherwise become liable for, or grant Liens with respect to, any indebtedness that, individually or together with all related indebtedness, exceeds twenty percent (20%) of the fair value of the total assets of the Corporation;

(e) Issue or sell capital stock (or any rights to acquire capital stock) other than common stock;

(f) Declare or pay any dividends or other distributions (in cash or other property) on account of any equity securities, or redeem, retire, purchase or otherwise acquire any equity securities, other than to or from all stockholders on a pro rata basis in accordance with their respective holdings;

(g) Other than in the ordinary course of the Corporation's business, pay, purchase, redeem, retire or otherwise acquire, directly or indirectly, any indebtedness (including debt securities) that, individually or together with all related indebtedness, exceeds twenty percent (20%) of the fair value of the total assets of the Corporation, other than at maturity or pursuant to fixed or mandatory prepayments, redemptions or sinking funds in accordance with the terms of the applicable indebtedness;

(h)  Merge or consolidate with or into another Person;

(i) Other than in the ordinary course of the Corporation's business, sell, lease or otherwise dispose of assets that, individually or together with all related disposed assets, exceed twenty percent (20%) of the fair value of the total assets of the Corporation;

(j) Other than in the ordinary course of the Corporation's business, (1) purchase or otherwise acquire (whether through a stock purchase, asset purchase, stock swap or otherwise) any business or assets that, individually or together with all related acquired business or assets, exceed twenty percent (20%) of the fair value of the total assets of the Corporation, or (2) enter into, terminate or materially amend the terms of any joint venture, partnership or similar transaction that, individually or together with all related transactions being undertaken, represent assets of the Corporation exceeding twenty percent (20%) of the fair value of the total assets of the Corporation;

(k) Except for Contracts with underwriters in connection with the Corporation's initial public offering, enter into or amend any Contract that is outside the ordinary course of the Corporation's business and, individually or together with related Contracts, involves aggregate commitments in excess of twenty percent (20%) of the fair value of the total assets of the Corporation;

                                  Exhibit 99.9
                                        5

(l)  Change its independent accountants;

(m) Enter into or amend any Contract between the Corporation or its controlled Affiliates, on the one hand, and Audiovox or its Affiliates or their respective associates, on the other hand, except for any Contracts or amendments thereto that are in good faith, in the ordinary course of business, and on terms that are at least as favorable to the Corporation as those available from third parties that are unaffiliated with Audiovox;

(n) File a petition for bankruptcy, dissolution or liquidation, make a general assignment for the benefit of creditors, appoint a receiver or trustee to take possession of all or substantially all of its assets, or take any other action with respect to winding up and dissolution; or

(o) Adopt or amend any employee equity incentive plan providing that the holders' rights under the plan will be triggered or exercisable in case of a change of control of the Corporation (whether through an acquisition of a majority of Corporation's capital stock, an acquisition of all or substantially all of Corporation's assets or a similar event conveying control of the Corporation).

     3. Definitions

     "Affiliate" of a specified Person means any Person that controls, is controlled by or is under common control with such specified Person. For purposes of this definition, "control" shall mean the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or other ownership interests, by contract or otherwise).

     "Associate" of a Person means:

          (i) any officer or director of such Person, or other Person serving in a similar role with respect to such Person;

          (ii) any corporation or other entity of which such Person or any Person specified in clause (i) is an officer, partner, manager or Person serving in a similar role, or is, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities;

          (iii) any trust or other estate in or as to which such Person or any Person specified in clauses (i) or (ii) has a 10% or greater beneficial interest or serves as trustee or in a similar capacity; or

          (iv) any relative or spouse of such Person or any Person specified in clause (i), or any relative of such spouse.

          "Audiovox" means Audiovox Corporation, a Delaware corporation.

          "Contract" means any contract,  agreement,  lease, plan, instrument or
     other   document,   commitment,    arrangement,    undertaking,   practice,
     understanding or authorization, in each case whether or not in writing.

                                  Exhibit 99.9
                                        6

     "Lien" means any lien, mortgage, security interest, pledge, restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

     "Organizational   Documents"   of  a  Person  means  its   certificate   of
incorporation, bylaws or other organizational documents.

     "Person" means a natural individual, governmental authority, partnership, firm, corporation or other entity.

     "Qualified IPO" means a public offering of Common Stock by the Corporation registered under the Securities Act of 1933 in which (i) the proceeds received by the Corporation for the sale of shares is at least Fifty Million Dollars ($50,000,000) net of underwriting discounts and commissions, or (ii) Common Stock sold to public investors (which for purposes of clarification shall not include Audiovox or its Affiliates or Associates) represents at least ten percent (10%) of the outstanding Common Stock upon the consummation of the offering.

     4. Conversion


     (a) Each share of Class B Common Stock may at any time be converted by the holder thereof into one (1) fully paid and nonassessable share of Class A Common Stock. Any such conversion shall be effected by the surrender by the record holder thereof of the certificate representing such share of Class B Common Stock to be converted, duly endorsed, to the Corporation, at the principal executive offices of the Corporation, or any transfer agent for the Corporation's Common Stock, together with a written notice of the election by the record holder thereof to convert, and (if so required by the Corporation or the transfer agent) by instruments of transfer in form satisfactory to the Corporation or the transfer agent. Such written notice shall state the name or names in which such holder desires the certificate or certificates for such Class A Common Stock to be issued and the number of shares of Class B Common Stock to be converted. A conversion shall be deemed to have occurred at the close of business on the date when the Corporation or the transfer agent has received the prescribed written notice, the required certificate or certificates and any such instruments of transfer and the person or persons entitled to receive the Class A Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock on that date. The Corporation or the transfer agent shall issue and deliver to such holder, or such holder's nominee or nominees, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder shall be entitled as soon as practicable thereafter. In no event, upon conversion of any shares of Class B Common Stock into shares of Class A Common Stock, shall any allowance or adjustment be made in respect of dividends on the Class B Common Stock or Class A Common Stock. Any such conversion shall be made without charge for any stamp or similar tax in respect of the issuance of the certificate or certificates for the shares of Class A Common Stock issued in connection with such conversion, unless such certificate is to be issued in a name other than that of the record holder of the share or shares of Class B Common Stock converted, in which case such record holder shall pay to the Corporation or the transfer agent the amount of any tax which may be payable in respect of any transfer involved in such conversion.

                                  Exhibit 99.9
                                        7

     (b) The Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares of Class B Common Stock, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation.

     (c) The Corporation shall not be required to convert Class B Common Stock, and no surrender of Class B Common Stock shall be effective for that purpose, while the stock transfer books of the Corporation are closed for any purpose, but the valid presentation of Class B Common Stock for conversion during any period such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class B Common Stock was surrendered.

     (d) Shares of the Class B Common Stock converted as herein provided shall resume the status of authorized but unissued shares of Class B Common Stock.

     5. Dividends

     The holders of Class A Common Stock and Class B Common Stock shall be entitled to receive such dividends and distributions, payable in cash or otherwise, as may be declared thereon (subject in each case to section 2(f) of this Article Fourth ) by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor, provided that (a) all such dividends or distributions shall be paid or made in equal amounts, share for share, to the holders of Class A Common Stock and Class B Common Stock as if a single class; and (b) in the event that any dividend is declared in shares of Class A Common Stock or Class B Common Stock, such dividend shall be declared at the same rate per share on Class A Common Stock and Class B Common Stock, but the dividend payable on shares of Class A Common Stock shall be payable in shares of Class A Common Stock, and the dividend payable on shares of Class B Common Stock shall be payable in shares of Class B Common Stock.

     6. Stock Splits and Other Transactions

     Shares of Class A Common Stock or Class B Common Stock may not be split up, subdivided, combined or reclassified, unless at the same time the shares of such other class are proportionately so split up, subdivided, combined or reclassified in a manner which maintains the same proportionate equity ownership between the holders of Class A Common Stock and Class B Common Stock as comprised on the record date for any such transaction.

     7. Liquidation Rights

     (a) In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the assets of the Corporation shall be divided among and paid ratably to the holders of Class A Common Stock and Class B Common Stock, as if such classes constituted a single class.

                                  Exhibit 99.9
                                        8

     (b) For any and all purposes of this Certificate of Incorporation, neither the merger or consolidation of the Corporation into or with any other corporation nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or substantially all of the assets of the Corporation, nor any other transaction or series of transactions having the effect of a reorganization shall be deemed to be a liquidation, dissolution or winding-up of the Corporation.

     FIFTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article Fifth to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     SIXTH:

     (a) Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that an advancement of expenses incurred by an indemnitee in his

                                  Exhibit 99.9
                                        9
or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of (i) an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this section or otherwise (hereinafter an "undertaking) and (ii) assurances that the indemnitee can fulfill such undertaking, in form and substance satisfactory to the Board of Directors by a majority vote of a quorum consisting of directors who are not party to the proceeding; provided, however, that in the event all of the directors are party to the proceeding, no such assurances shall be required.

     (b) If a claim under section (a) of this Article Sixth is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. In any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this section or otherwise shall be on the Corporation.

     (c) The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Certificate of Incorporation, By-law, agreement, vote of stockholders or disinterested directors or otherwise.

     (d) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such

                                  Exhibit 99.9
                                       10


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expense, liability or loss under the Delaware General Corporation Law.

     (e) The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and/or to the advancement of expenses, to any person who was or is an employee or agent of the Corporation or was or is serving at the request of the Corporation as an employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, to the fullest extent of the provisions of this Article Sixth and applicable law with respect to the indemnification and advancement of expenses.

                                  Exhibit 99.9
                                       11


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